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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland			EH1 2ES
(Address of principal executive offices)			(Zip code)

Lorraine McFarlane c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-479-4660

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2005 to October 31, 2005

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

MCBT Japan Mid Cap Fund

MCBT Pan European Mid Cap Fund

SEMI-ANNUAL REPORT
OCTOBER 31, 2005

(Unaudited)

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

OBJECTIVE	Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities other than securities of issuers located in the USA and Canada.

LAUNCH DATE	July 1, 1994

FUND SIZE	$ 21.0 m

PERFORMANCE	Total return from May 1, 2005 through October 31, 2005

  •  MCBT Opportunistic EAFE (excluding all transaction fees)  +11.4%

  •  Morgan Stanley Capital International (MSCI) EAFE Index  +8.9%

Annualized total return from November 1, 2000 through October 31, 2005

  •  MCBT Opportunistic EAFE (excluding all transaction fees)  +0.7%

  •  MCBT Opportunistic EAFE (including all transaction fees)  +0.4%

  •  Morgan Stanley Capital International (MSCI) EAFE Index  +3.4%

Annualized total return from November 1, 1995 through October 31, 2005

  •  MCBT Opportunistic EAFE (excluding all transaction fees)  +5.8%

  •  MCBT Opportunistic EAFE (including all transaction fees)  +5.7%

  •  Morgan Stanley Capital International (MSCI) EAFE Index  +6.2%

Annualized total return from July 1, 1994 through October 31, 2005

  •  MCBT Opportunistic EAFE (excluding all transaction fees)  +5.2%

  •  MCBT Opportunistic EAFE (including all transaction fees)  +5.1%

PORTFOLIO COMMENTS	The six months to 31 October saw the MSCI EAFE index rise by 8.85% led by a sharp recovery in the Japanese stock market and by energy shares. During this period the price of the MCBT Opportunistic EAFE Fund rose by 11.43%, thereby outperforming the benchmark index by some margin. When considering the returns from style indices there has been an evident improvement in the performance of growth-oriented stocks, which we have benefited from.

The outperformance of the fund has been primarily due to stock selection. While asset allocation was positive, it was a more marginal contributor. Holdings in energy names were strong contributors, as were holdings in industrials and financials. In the energy sector, the focus has been mainly on refining businesses such as OMV in Austria and Singapore Petroleum. But integrated names - such as BP, Shell and Inpex (a Japanese IPO) - have also contributed. In the industrials sector, particularly good returns came from those companies who will be beneficiaries of the anticipated increase in capital expenditure in the energy and mining sectors, and from the need for additional expenditure on power generation. As a result, positive contributions were made by holdings in: Vallourec, a manufacturer of seamless steel pipes; ABB the transmission and distribution company; Sandvik, a manufacturer of drill bits; and SKF, which manufactures ball bearings and supplies a number of industries, notably mining companies. In the financials sector, the fund has focused on domestic banks in Japan and on the insurance sector in Europe, and both calls have worked well.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

The chief negative contributors were holdings in the telecommunications industry, with Deutsche Telecom and Vodafone particular disappointments. Both are suffering from pressure on margins as they attempt to increase their market share and boost revenue growth. We sold our position in Deutsche Telecom recently.

OUTLOOK

At its current level, the market is well underpinned. In the US, earnings releases continue to beat market expectations. The outlook for the economy seems healthy, with improving economic data and inflation under control. Recent falls in energy prices have helped to ease concerns about outlook for interest rates. The Japanese recovery story seems to have firmer foundations than it has done in the past - at last there are real hopes of an end to deflation. Employment, income and expenditure in Japan are all rising. Emerging markets offer less value than they have done in recent years, but still offer the fastest economic growth, which leaves Europe as the world's economic laggard.

Our investment strategy identifies quality companies at good prices offering positive growth and change. This strategy is currently producing overweights in Japan and emerging markets, which are financed through being underweight in Asia and Europe. Our preferred sectors are in industrials, financials and - increasingly - technology, areas in which we are identifying a number of companies exhibiting positive change.

INVESTMENT MANAGER PROFILE	James Fairweather, a member of the team that has primary responsibility for the day-to-day management of the Fund, spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for our investments in emerging markets. James was promoted to chief investment officer in 1997.

ASSET ALLOCATION
(% of net assets)

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
BP	(United Kingdom)	3.8%
Vodafone Group	(United Kingdom)	3.7
GlaxoSmithKline	(United Kingdom)	3.3
UBS	(United Kingdom)	2.7
Royal Dutch Shell, B Shares	(United Kingdom)	2.7
Muenchener Rueckversichrerungs-Gesellschaft	(Germany)	2.3
Vallourec	(France)	2.1
Royal Bank of Scotland Group	(United Kingdom)	2.1
Telefonaktiebolaget LM Ericsson, Series B	(Sweden)	2.1
Japan
Mizuho Financial Group	(Japan)	2.9

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of issuers located in countries with emerging markets and developing economies.

LAUNCH DATE	February 14, 1997

FUND SIZE	$ 361.0 m

PERFORMANCE	Total return from May 1, 2005 through October 31, 2005

  •  MCBT Global Emerging Markets Fund (excluding all transaction fees)  +19.8%

  •  Morgan Stanley Capital International (MSCI) Emerging Markets Free Index  +18.2%

Annualized total return from November 1, 2000 through October 31, 2005

  •  MCBT Global Emerging Markets Fund (excluding all transaction fees)  +11.9%

  •  MCBT Global Emerging Markets Fund (including all transaction fees)  +11.6%

  •  Morgan Stanley Capital International (MSCI) Emerging Markets Free Index  +14.6%

Annualized total return from February 14, 1997 through October 31, 2005

  •  MCBT Global Emerging Markets Fund (excluding all transaction fees)  +4.3%

  •  MCBT Global Emerging Markets Fund (including all transaction fees)  +4.1%

PORTFOLIO COMMENTS	The MSCI Emerging Markets Free Index gained 18.2% in dollar terms, substantially outperforming global indices. After falling in March and April, emerging markets enjoyed a very strong recovery, peaking in early October. Over the same period, the Fund returned 19.8% in dollar terms. We outperformed during the period of market strength from May through to July, and managed not to lose too much relative performance during the period of market weakness seen in October.

Our outperformance was mainly due to successful stock selection in Latin America and in emerging Europe. Both of these regions outperformed wider Emerging Markets indices. Latin American indices rose by 38.7%, while our portfolio gained 54.1%. Meanwhile, emerging Europe added 35.5% and our portfolio of stocks in the region added 41.9%.

The most significant contributor to the fund's outperformance was the overweight in the Brazilian market and our selection of stocks within that market. We held a "barbell" portfolio in the Brazilian market, overweighting commodity stocks such as oil company Petrobras and iron ore miner CVRD. This was balanced by an overweight in stocks related to domestic consumption such as Unibanco (banking), Localiza (car rental), Lojas Renner (department stores) and local airline TAM. Stock selection in Mexico was also a significant contributor to the fund's outperformances. Here we favoured stocks related to the domestic economy, such as Corporacion Geo, a housebuilder, and mobile telecoms operator America Movil. The holdings adding the most value in emerging Europe were the Polish construction stock Polimex, the Russian oil company Lukoil and Turkish bank Isbank.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

Elsewhere, our Chinese and Indian stocks also outperformed. Among the most successful holdings were those in: oil stocks Petrochina and CNOOC of China; Indian engineering stock Bharat Heavy Electrical; and India's ICICI Bank.

OUTLOOK

We remain positive about the mid to long-term outlook for emerging markets, equities and economies, based on their attractive valuations and strong balance sheets. But we are aware of the risk of increased volatility due to uncertain outlook for the US and global growth, interest rates and prices of commodities. The fund is positioned accordingly, with a distinctive barbell of stocks related to recovering consumer and infrastructure spending being balanced by holdings in Asian high tech hardware stocks, which should benefit from strength of global economies and improving margins.

INVESTMENT MANAGER PROFILE	Dariusz Sliwinski, a member of the team that has primary responsibility for the day-to-day management of the Fund, worked in a number of different industries before becoming an investment manager with Bank Gospodarczy Investment Fund Ltd. in Poland in 1994. In 1995, he moved to Warsaw-based Consortium Raiffeisen Atkins as a senior investment manager. Dariusz joined Martin Currie's emerging markets team in 1997. He is responsible for global emerging markets products and manages Martin Currie IF - Emerging Markets Fund.

ASSET ALLOCATION
(% of net assets)

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
LUKOIL, ADR	(Russia)	2.6%
Latin America
Petroleo Brasileiro, ADR	(Brazil)	3.2
Corporacion GEO, Series B	(Mexico)	2.9
Companhia Vale do Ro Doce, ADR	(Brazil)	2.6
Grupo Financiero Banorte, Series O	(Mexico)	2.5
Pacific Basin
Samsung Group	(South Korea)	6.9
SK	(South Korea)	2.8
Woori Finance	(South Korea)	2.5
Tenaga Nasional	(Malaysia)	2.2
Africa
Impala Platinum Holdings	(South Africa)	2.5

MCBT JAPAN MID CAP FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in Japan.

LAUNCH DATE	August 15, 1994

FUND SIZE	$90.3m

PERFORMANCE	Total return from May 1, 2005 through October 31, 2005

  •  MCBT Japan Mid Cap Fund (excluding all transaction fees)  +18.1%

  •  Morgan Stanley Capital International (MSCI) Japan Index  +16.6%

Annualized total return from November 1, 2000 through October 31, 2005

  •  MCBT Japan Mid Cap Fund (excluding all transaction fees)  +9.2%

  •  MCBT Japan Mid Cap Fund (including all transaction fees)  +8.9%

  •  Morgan Stanley Capital International (MSCI) Japan Index  +0.1%

Annualized total return from November 1, 1995 through October 31, 2005

  •  MCBT Japan Mid Cap Fund (excluding all transaction fees)  +8.6%

  •  MCBT Japan Mid Cap Fund (including all transaction fees)  +8.4%

  •  Morgan Stanley Capital International (MSCI) Japan Index  -0.2%

Annualized total return from August 15, 1994 through October 31, 2005

  •  MCBT Japan Mid Cap Fund (excluding all transaction fees)  +6.9%

  •  MCBT Japan Mid Cap Fund (including all transaction fees)  +6.7%

  •  Morgan Stanley Capital International (MSCI) Japan Index   -1.4%

PORTFOLIO COMMENTS	Over the six months to 31 October 2005, the fund rose by 18.1% in dollar terms. In comparison, the MSCI Japan index rose by 16.6%.

The Japanese economy has continued to perform relatively well. Income growth has turned positive, due to rising employment, higher summer bonuses and overtime payments, and rising base wages. This has helped to underpin consumer spending, with department store sales showing year-on-year growth. Private capital investment remains the strongest sector of the economy, a feature we have consistently believed in.

Politically, Mr. Koizumi has strengthened his power base and may now be looking for a mandate for a further term. The small revaluation of the Chinese renminbi made only a modest impact on currency markets. The yen has weakened recently - the US dollar remains strong because US interest rates are expected to rise further from here.

In the portfolio, our general theme has been to take profits in smaller companies and re-invest in larger stocks. We sold retailers Book-Off, Xebio and real-estate related Yasuragi. We added to Leopalace 21 and Aisin Seiki, and initiated holdings in Mediceo (wholesaler), and Daicel (air-bag inflators and tobacco filters).

MCBT JAPAN MID CAP FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

OUTLOOK

We continue to remain modestly bullish as to the outlook for the Japanese stock market. The economy is performing well, with economists revising their forecasts upwards for creditable reasons. The era of price deflation seems to be over, although we don't expect to see prices rising rapidly. This economic backdrop should be a favorable one for Japanese corporate profits.

Individuals (who continue to buy high-yielding investment trusts) and foreigners are the only structural buyers of Japanese equities. Overseas investors will be paying close attention to valuations and comparing them with other stock markets. The market's current price/ earnings ratio of 18x and price-to-book of 1.9x to March 2006 still seem attractive compared to the US stock market.

INVESTMENT MANAGER PROFILE	Kevin Troup took over the management of the fund from Michael Thomas in 2001. In 1995, Kevin joined Scottish Life as an investment analyst on the Japanese desk. He was promoted to fund manager in 1997. He joined Martin Currie's Japan team as an investment manager in 2000, becoming a director in 2002.

TOP TEN HOLDINGS

% of net assets
Leopalace21	4.1%
Aisin Seiki	4.0
JSR	3.0
Mitsui Fudosan	3.0
Sumitomo Group	2.6
Mediceo Holdings	2.6
Mitsui Mining & Smelting	2.5
Zeon	2.4
Toyota Tsusho	2.4
NOK	2.2

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE	June 6, 2002

FUND SIZE	$ 105.9 m

PERFORMANCE	Total return from May 1, 2005 through October 31, 2005

  •  MCBT Pan European Mid Cap Fund  +13.1%

  •  Morgan Stanley Capital International (MSCI) European Index  +6.4%

Annualized total return from June 6, 2002 through October 31, 2005

  •  MCBT Pan European Mid Cap Fund (excluding all transaction fees)  +22.4%

  •  Morgan Stanley Capital International (MSCI) European Index  +12.7%

PORTFOLIO COMMENTS	The fund performed well, rising by 13.1% against the 6.4% rise posted by the MSCI Europe index. Mid-caps, as measured by DJ Stoxx TMI mid, outperformed the wider market by around 1%. Risk appetite and liquidity, which are key factors determining demand for mid-caps as an asset class, were either flat or declined over the quarter. The dollar strengthened, US interest rates increased, and junk spreads widened. But this is a stock-picking fund, and we are therefore largely indifferent to these indicators.

Our outperformance was generated purely by stockpicking. Vallourec, the steel tubes company purchased in June, increased 90%, as its excellent results beat weak forecasts from sell-side analysts. Chemicals group Lanxess, up 51%, beat forecasts twice and announced two restructuring programmes. Collins Stewart, the inter-dealer broker, received a bid approach and climbed by 43% over the period. Tomra announced new orders from Germany and better results than expected; we took a 40% profit on the stock. Meanwhile, DSV (logistics, up 40%), Buhrmann (office supplies, up 34%), and MLP (financial advisor, up 31%) all announced excellent results. MLP also sold its insurance division, while DSV benefited from the takeover of Exel. Euronext, the stock exchange, has risen by 34% since we purchased the stock in May, as the market realised the potential for the company to unlock value through re-gearing. Better trading volumes also helped, prompting upgraded earnings guidance for the full year.

The most significant negative was Tandberg (down 25%), where earnings failed to meet forecasts. We sold the stock. Elsewhere, we took profits in a number of stocks where we thought valuations and expectations were fair, such as MTG, Continental, Mobilcom and Hypo Real. We took profits in Thomson after they missed numbers, and in Vedior and Imerys as we anticipated a deteriorating outlook. All of these stocks subsequently underperformed the market.

We sold Autogrill, Stolt Nielsen and Cintra to fund our purchases of Ship Finance, Prosafe and Actelion. Ship Finance leases oil tankers and trades on a dividend yield of 10%, despite banks being happy to lend to them at 4%. Prosafe is an oil field accommodation company with significant hidden value and an improving operating environment. Actelion is a drug company where estimates are rising due to the top line being underestimated. We purchased a number of

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

stocks that were cheap and gaining earnings upgrades such as Hannover Re (insurance), Holmen (paper), BCP (bank) and Randstad (temporary employment). We purchased Eircom after it announced that it would acquire mobile operator Meteor, funded by a rights issue. Although this improved the quality of cashflows, the shares sold off, leaving them on a yield of 6%. Since we purchased the Eircom stock, it has risen by over 26%. We also purchased a holding in LSE, which is an attractive takeover candidate and gaining earning upgrades.

OUTLOOK

We are confident on the outlook for European markets, based on the resilience of corporate cashflows and the attractive valuation of equities relative to bonds. Risk appetite, and therefore the performance of peripheral assets - such as European mid-caps, junk bonds and commodities - is likely to deteriorate relative to core assets such as large cap stocks and government debt. But we remain optimistic, believing in our ability to outperform by picking stocks based on quality, value, growth and change.

INVESTMENT MANAGER PROFILE	Stewart Higgins joined Martin Currie in 1987. He was a UK portfolio manager for three years. He then moved on to continental Europe in 1990 and has been managing pan-European portfolios since 1997. Stewart works with Dino Fuschillo in managing our European portfolios and co-manages our European mid-cap funds with Eric Woehrling.

Eric Woehrling joined Stewart Ivory in 1997. He worked on the UK and emerging markets desks, before moving to the European desk, where he assisted the management of their European small cap product which received a fund performance award from S&P in 2001. He joined Martin Currie in 2000 to design the European mid-cap products, which he has managed with Stewart Higgins since their launch in June 2002.

ASSET ALLOCATION
(% of net assets)

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT OCTOBER 31, 2005 (Unaudited)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
Collins Stewart Tullett	(United Kingdom)	5.2%
Buhrmann	(Netherlands)	4.4
Grupo Ferrovial	(Spain)	4.1
Euronext	(Netherlands)	3.9
Lanxness	(Germany)	3.9
Petroleum GEO-Services	(Norway)	3.9
Storebrand	(Norway)	3.8
Anglo Irish Bank	(Ireland)	3.7
Carlsberg, B Shares	(Denmark)	3.7
Eircom	(United Kingdom)	3.6

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – 99.2%
EUROPE – 62.3%
AUSTRIA – 2.0%
OMV	7,700	$415,263
TOTAL AUSTRIA – (Cost $246,879)		415,263
BELGIUM – 1.8%
KBC Groupe	4,644	378,461
TOTAL BELGIUM – (Cost $367,414)		378,461
FRANCE – 5.0%
LVMH Moet Hennessy Louis Vuitton	3,986	322,688
Vallourec	984	442,228
Vivendi Universal	8,832	278,166
TOTAL FRANCE – (Cost $769,567)		1,043,082
GERMANY – 4.3%
Muenchener Rueckversicherungs-Gesellschaft	4,094	480,833
RWE	6,500	415,047
TOTAL GERMANY – (Cost $875,479)		895,880
GREECE – 2.7%
National Bank of Greece	9,370	365,407
Titan Cement	5,940	202,886
TOTAL GREECE – (Cost $532,567)		568,293
IRELAND – 1.5%
Anglo Irish Bank	23,689	323,079
TOTAL IRELAND – (Cost $204,032)		323,079
ITALY – 3.0%
Telecom Italia	114,561	276,925
UniCredito Italiano*	64,432	359,646
TOTAL ITALY – (Cost $524,295)		636,571
NETHERLANDS – 3.6%
ASML Holding*	22,124	373,855
Philips Electronics*	14,653	382,827
TOTAL NETHERLANDS – (Cost $743,462)		756,682
NORWAY – 1.3%
Petroleum Geo-Services*	11,203	284,063
TOTAL NORWAY – (Cost $315,881)		284,063

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
EUROPE – Continued
SPAIN – 1.7%
Banco Bilbao Vizcaya Argentaria	19,986	$352,337
TOTAL SPAIN – (Cost $213,371)		352,337
SWEDEN – 7.4%
Sandvik	6,003	288,736
SKF, Series B*	33,528	423,163
Telefonaktiebolaget LM Ericsson, Series B	132,265	431,869
TeliaSonera	83,037	405,654
TOTAL SWEDEN – (Cost $1,449,971)		1,549,422
SWITZERLAND – 3.9%
ABB*	53,070	405,840
Baloise Holding	8,109	413,202
TOTAL SWITZERLAND – (Cost $737,316)		819,042
UNITED KINGDOM – 24.1%
BHP Billiton	25,406	373,464
BP	72,068	795,977
GlaxoSmithKline	26,441	687,500
Hanson	30,262	306,652
Prudential	42,043	352,732
Royal Bank of Scotland Group	15,943	441,347
Royal Dutch Shell, B Shares	17,207	561,311
UBS	6,764	574,443
Vodafone Group	293,622	770,471
Wolseley	9,555	194,323
TOTAL UNITED KINGDOM – (Cost $4,519,787)		5,058,220
TOTAL EUROPE – (Cost $11,500,021)		13,080,395
JAPAN – 26.3%
Aeon	15,400	317,499
Aeon Credit Service	2,900	226,450
Bank Of Yokohama	21,000	170,295
Denso	12,800	361,756
Fujitsu	36,000	236,268
Honda Motor	4,600	250,528
JSR	15,500	364,165
Mitsui	32,000	391,169
Mitsui Sumitomo	28,000	355,983
Mizuho Financial Group	93	616,751
Nomura Holdings	22,900	347,405

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
JAPAN – Continued
Onward Kashiyama	11,000	$174,813
Orix	2,200	409,535
Sumitomo Electric Industries	21,000	274,564
Takeda Chemical Industries	7,200	393,368
THK	14,600	327,343
Tokyu	55,000	298,600
TOTAL JAPAN – (Cost $4,299,967)		5,516,492
LATIN AMERICA – 1.8%
BRAZIL – 1.8%
Petroleo Brasileiro, ADR	6,700	384,379
TOTAL BRAZIL – (Cost $251,042)		384,379
TOTAL LATIN AMERICA – (Cost $251,042)		384,379
PACIFIC BASIN – 8.8%
AUSTRALIA – 1.0%
National Australia Bank	8,519	210,213
TOTAL AUSTRALIA – (Cost $200,925)		210,213
HONG KONG – 2.9%
Esprit Holdings	40,500	287,080
Hutchison Whampoa	34,000	321,926
TOTAL HONG KONG – (Cost $598,573)		609,006
SINGAPORE – 1.9%
Singapore Petroleum	67,000	190,666
Singapore Telecommunications	150,000	206,347
TOTAL SINGAPORE – (Cost $448,014)		397,013
SOUTH KOREA – 1.0%
Kookmin Bank, ADR	3,656	213,583
TOTAL SOUTH KOREA – (Cost $217,885)		213,583
TAIWAN – 2.0%
High Tech Computer	21,000	222,822
Vanguard International	312,000	201,326
TOTAL TAIWAN – (Cost $451,879)		424,148
TOTAL PACIFIC BASIN – (Cost $1,917,276)		1,853,963
TOTAL COMMON STOCKS AND WARRANTS – (Cost $17,968,306)		20,835,229

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2005 (Unaudited)

	Principal Amount	US$ Value
SHORT-TERM INVESTMENT – 0.5%
Repurchase Agreement with State Street Bank and Trust, 2.200%, 11/01/2005 (a)	$106,000	$106,000
TOTAL SHORT-TERM INVESTMENT – (Cost $106,000)		106,000
TOTAL INVESTMENTS – (Cost $18,074,306) – 99.7%		20,941,229
OTHER ASSETS LESS LIABILITIES – 0.3%		70,745
NET ASSETS – 100.0%		$21,011,974

Notes to Schedules of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Apparel & Textiles 0.8%, Auto Parts 1.7%, Automobiles 1.2%, Banks 14.3%, Banking & Insurance Services 1.8%, Cement 1.0%, Construction & Building Materials 1.5%, Distribution Services 0.9%, Diversified 3.5%, Drugs & Health Care 5.2%, Electrical Equipment 1.3%, Electronics 3.0%, Engineering 1.9%, Finance 1.1%, Finance – Credit Cards 1.1%, Financial Services 8.8%, Food & Beverages 1.5%, Industrial Machinery 2.9%, Insurance 5.3%, Metal Processors & Fabricators 2.0%, Mining 1.8%, Miscellaneous 1.9%, Multi Media 1.3%, Oil Field Services 1.4%, Oil Integrated 4.5%, Oil & Gas 5.8%, Oil Refining & Marketing 0.9%, Plastics 1.7%, Retail 1.4%, Retail Trade 1.5%, Semi-Conductor Manufacturing Equipment 2.7%, Steel Pipe & Tube 2.1%, Telecommunications 5.0%, Telecommunications Equipment 2.1%, Telecommunications Services 2.9% and Transportation 1.4%.

*  Non-income producing security.

ADR  American Depositary Receipts

(a)  The repurchase agreement, dated 10/31/2005, due 11/1/2005 with repurchase proceeds of $106,006 is collateralized by United States Treasury Bond, 10.625% due 8/15/2015 with a market value of $111,779.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – 97.7%
AFRICA – 11.0%
SOUTH AFRICA – 11.0%
Bidvest Group	275,201	$3,692,046
Edgars Consolidated Stores	1,058,437	4,701,710
Impala Platinum Holdings	81,919	8,975,860
Lewis Group	566,376	3,389,729
Sasol	218,609	6,908,416
Standard Bank Group	631,319	6,512,227
Telkom South Africa	290,481	5,488,331
TOTAL SOUTH AFRICA – (Cost $28,008,434)		39,668,319
TOTAL AFRICA – (Cost $28,008,434)		39,668,319
EUROPE – 15.5%
HUNGARY – 2.1%
OTP Bank, GDR, 144A	102,668	7,392,096
TOTAL HUNGARY – (Cost $1,809,641)		7,392,096
LUXEMBOURG – 1.5%
Bharti Tele-Ventures Unitary CW, expiring 8/10/07*#^	758,820	5,432,317
TOTAL LUXEMBOURG – (Cost $4,318,139)		5,432,317
POLAND – 2.7%
Bank Zachodni WBK	139,754	4,711,996
Polimex Mostostal Siedlce#	324,983	5,011,833
TOTAL POLAND – (Cost $5,417,740)		9,723,829
RUSSIA – 6.7%
JSC MMC Norilsk Nickel, ADR	53,371	3,922,768
LUKOIL, ADR	172,060	9,463,300
Mobile Telesystems, ADR	177,700	6,573,123
OAO Gazprom, ADR	74,418	4,398,104
TOTAL RUSSIA – (Cost $14,878,508)		24,357,295
TURKEY – 2.5%
Arcelik	681,111	4,056,932
Turkiye Is Bankasi	702,399	4,859,364
TOTAL TURKEY – (Cost $6,177,575)		8,916,296
TOTAL EUROPE – (Cost $32,601,603)		55,821,833

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
LATIN AMERICA – 22.2%
BRAZIL – 15.8%
AES Tiete, A Shares#	232,138,000	$5,102,954
Banco Bradesco	88,100	4,534,501
Companhia Vale do Rio Doce, ADR	229,577	9,488,417
Localiza Rent a Car	584,100	5,006,275
Lojas Renner*	193,800	5,163,869
Obrascon Huarte Lain Brasil*	474,700	4,426,992
Petroleo Brasileiro, ADR	203,881	11,696,653
Tam*	364,400	4,612,044
Uniao de Bancos Brasileiros	693,700	7,208,713
TOTAL BRAZIL – (Cost $34,436,649)		57,240,418
MEXICO – 6.4%
Cemex, ADR	66,100	3,441,827
Corporacion GEO, Series B*	3,380,800	10,438,148
Grupo Financiero Banorte, Series O	1,063,442	9,066,199
TOTAL MEXICO – (Cost $12,144,520)		22,946,174
TOTAL LATIN AMERICA – (Cost $46,581,169)		80,186,592
MIDDLE EAST – 3.8%
ISRAEL – 3.8%
Bank Hapoalim	1,401,769	5,370,277
Makhteshim-Agan Industries	742,318	4,262,610
Teva Pharmaceutical Industries, ADR	111,700	4,258,004
TOTAL ISRAEL – (Cost $11,907,829)		13,890,891
TOTAL MIDDLE EAST – (Cost $11,907,829)		13,890,891
OTHER AREAS – 7.5%
INDIA – 6.0%
Bharat Heavy Electrical Unitary CW, expiring 1/23/08*#^	142,099	3,622,814
ICICI Bank, ADR	166,634	3,940,894
Oil & Natural Gas	254,612	5,231,777
Reliance Industries	218,820	3,712,949
Tata Consultancy SVS, Unitary CW, expiring 12/9/07*#^	168,603	5,234,499
TOTAL INDIA – (Cost $20,499,602)		21,742,933
INVESTMENT COMPANIES – 1.5%
Taiwan Opportunities Fund Ltd.#(a)	496,467	5,366,808
The China Heartland Fund Ltd.*#^(a)	16,206	61,907
TOTAL INVESTMENT COMPANIES – (Cost $5,087,808)		5,428,715
TOTAL OTHER AREAS – (Cost $25,587,410)		27,171,648

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
PACIFIC BASIN – 37.7%
HONG KONG – 4.0%
China Mobile (Hong Kong)	1,435,000	$6,386,334
CNOOC	7,678,000	4,952,207
PetroChina, H Shares	3,830,000	2,914,952
TOTAL HONG KONG – (Cost $13,194,145)		14,253,493
MALAYSIA – 2.2%
Tenaga Nasional	2,934,200	7,772,715
TOTAL MALAYSIA – (Cost $8,634,435)		7,772,715
SOUTH KOREA – 18.6%
CJ CGV	221,770	5,098,161
Daelim Industrial	97,540	5,680,490
Hana Bank	103,700	3,724,856
Hana Tour Service	61,200	1,922,759
Hynix Semiconductor*	187,000	3,412,213
Hyundai Mobis	44,260	3,518,755
Inticube*	29	26
Locus*	7	43
Samsung Electronics	36,696	19,402,483
Samsung Securities	146,400	5,553,103
SK	93,870	4,810,388
SK Telecom	29,215	5,246,947
Woori Finance Holdings	580,380	8,922,509
TOTAL SOUTH KOREA – (Cost $52,585,457)		67,292,733
TAIWAN – 11.2%
Advanced Semiconductor Engineering	7,453,457	4,542,962
Cathay Financial Holding	3,928,000	6,907,351
Cathay Real Estate Development*	4,899,000	1,489,346
High Tech Computer	418,000	4,435,212
Hon Hai Precision Industry	1,361,983	5,886,101
Kye Systems	1	1
Taiwan Cement	382,850	235,063
Taiwan Green Point Enterprises	12	26
Taiwan Semiconductor Manufacturing	3,361,169	5,209,329
United Microelectronics	7,104,263	3,769,008
Vanguard International	6,604,374	4,261,648
Yuanta Core Pacific Securities	6,755,918	3,624,474
TOTAL TAIWAN – (Cost $43,250,584)		40,360,521

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
PACIFIC BASIN – Continued
THAILAND – 1.7%
Advanced Info Service	1,832,300	$4,493,134
PTT#	331,200	1,786,758
TOTAL THAILAND – (Cost $6,234,321)		6,279,892
TOTAL PACIFIC BASIN – (Cost $123,898,942)		135,959,354
TOTAL COMMON STOCKS AND WARRANTS – (Cost $268,585,387)		352,698,637
	Principal Amount
SHORT-TERM INVESTMENT – 2.9%
Repurchase Agreement with State Street Bank and Trust, 2.200%, 11/01/2005 (b)	$10,388,000	10,388,000
TOTAL SHORT-TERM INVESTMENT – (Cost $10,388,000)		10,388,000
TOTAL INVESTMENTS – (Cost $278,973,387) – 100.6%		363,086,637
OTHER ASSETS LESS LIABILITIES – (0.6)%		(2,054,493)
NET ASSETS – 100.0%		$361,032,144

Notes to Schedules of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Airlines 1.3%, Auto Parts 1.0%, Auto Leasing 1.4%, Banks 13.4%, Building & Construction 3.0%, Cellular Telecommunications 2.7%, Chemicals 1.2%, Computers 2.9%, Construction 1.0%, Diversified 1.0%, Drugs & Health Care 1.2%, Electric Utilities 3.6%, Electronics 6.4%, Finance 4.0%, Finance & Banking 1.5%, Financial Services 6.0%, Gas Integral 1.2%, Homebuilders 2.9%, Household Appliances & Home Furnishings 0.9%, Household Products 1.1%, Insurance 1.9%, Investment Companies 1.5%, Metals 3.7%, Mining 2.5%, Motion Pictures & Services 1.4%, Oil Integrated 8.3%, Oil & Gas 3.6%, Oil Refining and Marketing 1.3%, Petrochemicals 1.0%, Public Thoroughfares 1.2%, Real Estate 0.4%, Retail – Apparel and Shoes 2.7%, Semi-Conductor Components 1.3%, Semi-Conductor Manufacturing Equipment 3.6%, Telecommunications 5.1% and Travel Services 0.5%.

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

*  Non-income producing security.

#  Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.

ADR  American Depositary Receipts

^  Security fair valued using methods determined in good faith by or at the direction of the Trustees (see Note B in Notes to Financial Statements).

(a)  Martin Currie Investment Management Ltd., an affiliate of Martin Currie Inc., provides investment management services to the Taiwan Opportunities Fund Ltd. and The China Heartland Fund Ltd. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies. At April 30, 2005, trading of shares of The China Heartland Fund Ltd. had been suspended pending liquidation of the entity.

(b)  The repurchase agreement, dated 10/31/2005, due 11/1/2005 with repurchase proceeds of $10,388,635 is collateralized by United States Treasury Bond, 10.625% due 8/15/2015 with a market value of $10,596,602.

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – 96.9%
APPAREL & TEXTILES – (1.9%)
Onward Kashiyama	109,000	$1,732,239
AUTO PARTS – (9.5%)
Aisin Seiki	121,800	3,641,130
Koyo Seiko	109,000	1,739,730
Nifco	72,900	1,219,906
NOK	67,100	2,011,674
		8,612,440
BANKS – (3.9%)
Bank of Yokohama	247,000	2,002,990
Sapporo Hokuyo Holdings	149	1,548,750
		3,551,740
BUILDING AND CONSTRUCTION – (5.2%)
Obayashi	272,000	1,983,747
Sanwa Shutter	254,000	1,573,181
Sekisui Chemical	176,000	1,108,221
		4,665,149
CHEMICALS – (1.5%)
Daicel Chemical Industries	87,000	561,266
Nitto Denko	13,600	818,968
		1,380,234
COMPUTER SERVICES – (1.4%)
TIS	55,100	1,292,183
COMPUTER SOFTWARE – (1.3%)
Nomura Research Institute	11,000	1,132,033
COMPUTERS – (0.7%)
Miraial Co Ltd*	7,500	632,678
COMPUTERS & BUSINESS EQUIPMENT – (3.6%)
Hitachi Systems & Services	64,500	1,268,834
OBIC	12,300	1,996,994
		3,265,828
CONSTRUCTION – (1.3%)
Daiwa House Industry	91,000	1,214,793
DRUGS & HEALTH CARE – (0.4%)
Kyorin Pharmaceutical	30,000	381,410

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – Continued
ELECTRIC UTILITIES – (1.4%)
Yokogawa Electric	89,200	$1,306,468
ELECTRICAL EQUIPMENT – (1.5%)
Sumitomo Electric Industries	106,000	1,385,895
ELECTRONICS – (1.4%)
Nihon Dempa Kogyo	20,100	576,703
Ryoyo Electro	45,900	678,189
		1,254,892
FINANCE – (1.0%)
Shinko Securities	238,000	899,579
FINANCIAL SERVICES – (5.0%)
Credit Saison	36,800	1,659,651
Mitsubishi Securities	177,000	2,008,565
Orix	4,600	856,301
		4,524,517
GENERAL TRADING – (2.2%)
Itochu	290,000	1,973,026
HOTELS & RESTAURANTS – (1.9%)
Skylark	103,800	1,709,343
IMPORT/EXPORT – (3.5%)
Sumitomo	89,534	992,173
Toyota Tsusho	97,000	2,133,150
		3,125,323
INDUSTRIAL GASES – (1.2%)
Air Water	115,000	1,047,161
INDUSTRIAL MACHINERY – (3.2%)
Amada	90,000	681,900
Fuji Machine Manufacturing	49,200	597,619
THK	69,900	1,567,211
		2,846,730
INSURANCE – (2.1%)
NIPPONKOA Insurance	229,000	1,918,005
LEASE RENTAL OBLIGATIONS – (1.9%)
Diamond City	37,100	1,717,799

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – Continued
LEISURE TIME – (2.4%)
Konami Sports	57,000	$944,043
Mizuno	230,000	1,191,392
		2,135,435
MEDICAL PRODUCTS – (2.6%)
Mediceo Holdings	150,800	2,329,168
METAL PROCESSORS & FABRICATORS – (0.5%)
NTN	71,000	478,782
METALS – (2.5%)
Mitsui Mining & Smelting	403,000	2,284,855
MISCELLANEOUS – (1.9%)
Nippon Sanso	282,000	1,712,688
PLASTICS – (0.2%)
Taisei Lamick	6,600	170,088
PRINTING – (0.5%)
Toppan Forms	33,400	410,291
REAL ESTATE – (8.8%)
Arnest One	56,600	1,580,191
Leopalace21	142,500	3,672,365
Mitsui Fudosan	167,000	2,718,538
		7,971,094
RESTAURANTS – (0.6%)
Ootoya#	63,800	494,353
RETAIL – (5.3%)
Edion	118,600	1,853,220
Geo	482	1,300,129
Lawson	43,000	1,643,759
		4,797,108
SCHOOLS – (1.1%)
TAC	146,800	954,622
TIRES & RUBBER – (5.5%)
JSR	116500	2,737,115
Sumitomo Rubber Industries	1,000	12,215
Zeon	186,000	2,188,987
		4,938,317

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – Continued
TRANSPORTATION – (4.3%)
Daihatsu Motor	21,655	$204,998
Keio Electric Railway	294,000	1,692,123
West Japan Railway	192	679,529
Yamaha Motor	62,900	1,342,724
		3,919,374
WAREHOUSING & HARBOR TRANSPORTATION – (2.0%)
Kamigumi	216,000	1,772,013
WATER – (1.7%)
Kurita Water Industries	90,500	1,509,759
TOTAL COMMON STOCKS – (Cost $72,385,433)		87,447,412
	Principal Amount
CONVERTIBLE BONDS – 1.0%
FINANCIAL SERVICES – 1.0%
Lopro, 0.00%, 10/22/2011 (a)	¥102,000,000	877,966
TOTAL CONVERTIBLE BONDS – (Cost $940,156)		877,966
TOTAL INVESTMENTS – (Cost $73,325,589) – 97.9%		88,325,378
OTHER ASSETS LESS LIABILITIES – 2.1%		1,927,169
NET ASSETS – 100.0%		$90,252,547

Notes to Schedules of Investments

*  Non-income producing security.

#  Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.

(a)  Zero coupon bond.

¥  Par denominated in Japanese yen.

See Notes to Financial Statements.

MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 97.0%
BELGIUM – 2.0%
UCB	42,871	$2,118,860
TOTAL BELGIUM – (Cost $2,113,201)		2,118,860
BERMUDA – 2.5%
Ship Finance International	139,160	2,649,606
TOTAL BERMUDA – (Cost $2,787,440)		2,649,606
DENMARK – 6.7%
Carlsberg, B Shares	71,227	3,894,748
DSV	32,324	3,150,877
TOTAL DENMARK – (Cost $5,585,791)		7,045,625
FRANCE – 6.9%
Vallourec	8,097	3,638,944
Vinci	47,039	3,675,578
TOTAL FRANCE – (Cost $3,657,580)		7,314,522
GERMANY – 10.1%
Hannover Rueckversicherung	80,950	2,928,869
Lanxess*	141,563	4,105,680
MLP	191,479	3,703,776
TOTAL GERMANY – (Cost $9,156,724)		10,738,325
IRELAND – 3.7%
Anglo Irish Bank	287,809	3,925,244
TOTAL IRELAND – (Cost $1,564,145)		3,925,244
NETHERLANDS – 14.5%
ASM International*	205,687	2,741,143
Buhrmann*	423,998	4,685,055
Euronext	97,723	4,151,767
Randstad Holding	98,642	3,775,868
TOTAL NETHERLANDS – (Cost $14,869,826)		15,353,833
NORWAY – 10.6%
Petroleum Geo-Services*	160,891	4,079,543
Prosafe	91,289	3,156,435
Storebrand	436,555	4,008,415
TOTAL NORWAY – (Cost $9,325,080)		11,244,393
PORTUGAL – 3.4%
Banco Comercial Portugues (BCP)	1,426,339	3,606,826
TOTAL PORTUGAL – (Cost $3,626,661)		3,606,826

See Notes to Financial Statements.

MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2005 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
SPAIN – 4.1%
Grupo Ferrovial	58,831	$4,343,171
TOTAL SPAIN – (Cost $1,982,133)		4,343,171
SWEDEN – 6.5%
Holmen, Series B*	107,600	3,134,978
Swedish Match	327,538	3,722,583
TOTAL SWEDEN – (Cost $6,916,934)		6,857,561
SWITZERLAND – 8.9%
Actelion*	24,434	2,747,842
Baloise Holdings	59,461	3,029,889
Société Générale de Surveillance*	5,014	3,694,342
TOTAL SWITZERLAND – (Cost $9,046,688)		9,472,073
UNITED KINGDOM – 17.1%
British Energy Group*	396,819	3,118,520
Collins Stewart Tullett	514,399	5,458,363
Eircom Group	1,607,623	3,853,312
London Stock Exchange	340,330	3,412,504
United Business Media	238,813	2,265,666
TOTAL UNITED KINGDOM – (Cost $16,312,184)		18,108,365
TOTAL COMMON STOCKS – (Cost $86,944,387)		102,778,404
PREFERRED STOCKS† – 3.2%
GERMANY – 3.2%
ProSiebenSat.1 Media	196,427	3,385,166
TOTAL GERMANY – (Cost $2,831,891)		3,385,166
TOTAL PREFERRED STOCKS – (Cost $2,831,891)		3,385,166
TOTAL INVESTMENTS – (Cost $89,776,278) – 100.2%		106,163,570
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES – (0.2)%		(262,965)
NET ASSETS – 100.0%		$105,900,605

Notes to Schedules of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Banks 7.1%, Brewery 3.7%, Building and Construction 7.6%, Chemicals 3.9%, Commercial Services 3.5%, Drugs & Healthcare 2.0%, Electric Utilities 2.9%, Finance 3.2%, Financial Services 12.6%, Human Resources 3.6%, Insurance 6.6%, Medical Products 2.6%, Multi Media 3.2%, Office Furnishings & Supplies 4.4%, Oil Field Services 6.8%, Paper 3.0%, Publishing 2.1%, Reinsurance 2.8%, Semi-Conductor Manufacturing Equipment 2.6%, Steel Pipe & Tube 3.4%, Telecommunications Services 3.6%, Tobacco 3.5%, Transport Services 2.5% and Transportation 3.0%.

*  Non-income producing security.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS & LIABILITIES

October 31, 2005 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Japan Mid Cap Fund	MCBT Pan European Mid Cap Fund
ASSETS
Investment in securities, at value:
Unaffiliated issuers	$20,835,229	$347,269,922	$88,325,378	$106,163,570
Affiliated issuers	–	5,428,715	–	–
Repurchase agreements	106,000	10,388,000	–	–
Cash	596	307	–	–
Foreign currency, at value	7,917	1,150,239	1,962,081	15,445
Receivable for investments sold	483,325	6,477,399	998,479	2,084,780
Dividends and interest receivable	26,086	376,554	294,842	–
Foreign tax reclaims receivable	72,746	–	–	66,708
Prepaid insurance expense	1,227	43,438	4,665	12,678
TOTAL ASSETS	21,533,126	371,134,574	91,585,445	108,343,181
LIABILITIES
Payable to Custodian Bank	–	–	–	38,151
Payable for investments purchased	426,589	9,008,881	1,017,354	2,016,007
Management fee payable	37,385	763,821	211,251	277,691
Administration fee payable	10,979	29,741	3,578	7,538
Trustees fee payable	(214)	(4,301)	(3,183)	(1,978)
Accrued expenses and other liabilities	46,413	304,288	103,898	105,167
TOTAL LIABILITIES	521,152	10,102,430	1,332,898	2,442,576
TOTAL NET ASSETS	$21,011,974	$361,032,144	$90,252,547	$105,900,605
COMPOSITION OF NET ASSETS
Paid-in capital	$33,861,205	$207,543,525	$64,345,930	$66,156,954
Undistributed net investment income (loss)	(137,329)	1,783,381	(96,032)	1,272,244
Accumulated net realized gain (loss) on investments and foreign currency transactions	(15,584,708)	67,606,646	11,017,929	22,086,084
Net unrealized appreciation on investments and foreign currency	2,872,806	84,098,592	14,984,720	16,385,323
TOTAL NET ASSETS	$21,011,974	$361,032,144	$90,252,547	$105,900,605
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	1,711,044	38,500,746	6,042,394	6,214,464
NET ASSET VALUE PER SHARE	$12.28	$9.38	$14.94	$17.04
Identified cost of investments:
Unaffiliated issuers	$18,074,306	$273,885,579	$73,325,589	$89,776,278
Affiliated issuers	$–	$5,087,808	$–	$–
Cost of foreign currency	$7,964	$1,151,824	$1,976,846	$15,459

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED OCTOBER 31, 2005 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Japan Mid Cap Fund	MCBT Pan European Mid Cap Fund
INVESTMENT INCOME
Interest income (loss)	$7,091	$88,205	$(442)	$16,595
Dividend income	328,331	5,613,223	376,912	1,910,916
Foreign taxes withheld	(32,238)	(736,012)	(26,352)	(202,760)
TOTAL INVESTMENT INCOME	303,184	4,965,416	350,118	1,724,751
EXPENSES
Management fees	84,079	1,422,173	403,371	526,291
Custodian fees	55,765	309,358	74,769	85,386
Administration fees	32,111	110,178	32,270	42,103
Audit fees	27,269	27,269	27,182	27,270
Legal fees	3,756	39,103	6,821	11,527
Transfer agent fees	3,177	3,499	3,137	3,256
Trustees fees	1,092	9,406	404	1,921
Miscellaneous expenses	6,563	78,771	19,035	14,283
TOTAL EXPENSES	213,812	1,999,757	566,989	712,037
NET INVESTMENT INCOME (LOSS)	89,372	2,965,659	(216,871)	1,012,714
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments (net of foreign taxes paid of $1,610, $0, $0 and $0, respectively)	2,937,819	32,547,113	3,937,775	7,381,901
Net realized gain (loss) on foreign currency transactions	(64,004)	(875,280)	38,008	(65,392)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $978, $111,259, $0 and $0, respectively)	(406,676)	28,224,877	10,368,301	3,952,926
Foreign currency	(17,346)	(61,097)	(296,429)	(823)
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	2,449,793	59,835,613	14,047,655	11,268,612
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,539,165	$62,801,272	$13,830,784	$12,281,326

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Six Months Ended October 31, 2005 (Unaudited)	Year Ended April 30, 2005	Six Months Ended October 31, 2005 (Unaudited)	Year Ended April 30, 2005
NET ASSETS, beginning of period	$29,858,561	$34,797,368	$312,918,246	$461,142,097
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	89,372	421,228	2,965,659	4,418,412
Net realized gain on investments and foreign currency transactions	2,873,815	6,555,084	31,671,833	75,310,560
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(424,022)	(3,587,199)	28,163,780	(17,803,989)
Net increase in net assets from operations	2,539,165	3,389,113	62,801,272	61,924,983
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(653,230)	–	(4,642,185)
Net realized gains	–	(509,345)	–	(74,388,829)
Total distributions	–	(1,162,575)	–	(79,031,014)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	–	2,200,000	13,356,166	31,351,598
Reinvestment of distributions to shareholders	–	871,372	–	78,678,144
Cost of shares repurchased	(11,385,752)	(10,236,717)	(28,043,540)	(241,147,562)
Total decrease in net assets from capital share transactions	(11,385,752)	(7,165,345)	(14,687,374)	(131,117,820)
NET INCREASE (DECREASE) IN NET ASSETS	(8,846,587)	(4,938,807)	48,113,898	(148,223,851)
NET ASSETS, end of period	$21,011,974	$29,858,561	$361,032,144	$312,918,246
Undistributed net investment income (loss)	$(137,329)	$(226,701)	$1,783,381	$(1,182,277)
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	212,766	1,419,820	3,285,549
Shares issued in reinvestment of distributions to shareholders	–	74,476	–	9,677,508
Shares repurchased	(998,667)	(908,031)	(2,863,648)	(28,998,094)
Net share transactions	(998,667)	(620,789)	(1,443,828)	(16,035,037)

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Japan Mid Cap Fund		MCBT Pan European Mid Cap Fund
	Six Months Ended October 31, 2005 (Unaudited)	Year Ended April 30, 2005	Six Months Ended October 31, 2005 (Unaudited)	Year Ended April 30, 2005
NET ASSETS, beginning of period	$76,572,693	$112,026,337	$93,954,059	$88,311,916
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	(216,871)	(443,103)	1,012,714	442,166
Net realized gain on investments and foreign currency transactions	3,975,783	21,581,660	7,316,509	21,105,984
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,071,872	(17,886,378)	3,952,103	(7,724,945)
Net increase in net assets from operations	13,830,784	3,252,179	12,281,326	13,823,205
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(4,021,827)	–	(260,412)
Net realized gains	–	–	–	(12,962,774)
Total distributions	–	(4,021,827)	–	(13,223,186)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	208,624	37,228,330	550,559	11,337,846
Reinvestment of distributions to shareholders	–	3,821,646	–	13,223,186
Cost of shares repurchased	(359,554)	(75,733,972)	(885,339)	(19,518,908)
Total increase (decrease) in net assets from capital share transactions	(150,930)	(34,683,996)	(334,780)	5,042,124
NET INCREASE (DECREASE) IN NET ASSETS	13,679,854	(35,453,644)	11,946,546	5,642,143
NET ASSETS, end of period	$90,252,547	$76,572,693	$105,900,605	$93,954,059

Undistributed net investment income (loss)	$(96,032)	$120,839	$1,272,244	$259,530
OTHER INFORMATION:
Capital share transactions:
Shares sold	15,340	3,005,137	31,105	745,054
Shares issued in reinvestment of distributions to shareholders	–	301,392	–	859,765
Shares repurchased	(27,894)	(6,043,337)	(55,542)	(1,229,344)
Net share transactions	(12,554)	(2,736,808)	(24,437)	375,475

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2005 (Unaudited) (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)	Year Ended April 30, 2002	Year Ended April 30, 2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.020	$10.450	$7.630	$9.500	$11.180	$15.320
Net investment income	0.044	0.119	0.083	0.099	0.136	0.047
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.216	0.779	2.985	(1.795)	(1.806)	(3.336)
Total from investment operations	1.260	0.898	3.068	(1.696)	(1.670)	(3.289)
Less distributions:
Net investment income	0.000	(0.184)	(0.248)	(0.174)	(0.010)	(0.054)
Net realized gains	0.000	(0.144)	0.000	0.000	0.000	(0.784)
Tax return of capital	0.000	0.000	0.000	0.000	0.000	(0.013)
Total distributions	0.000	(0.328)	(0.248)	(0.174)	(0.010)	(0.851)
Paid-in capital from subscription and redemption fees	0.000	0.000	0.000	0.000	0.000	0.000 *
Net asset value, end of period	$12.280	$11.020	$10.450	$7.630	$9.500	$11.180

TOTAL INVESTMENT RETURN (1)	11.43%	8.41%	40.26%	(17.82)%	(14.94)%	(21.93)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$21,011,974	$29,858,561	$34,797,368	$65,463,644	$118,586,142	$201,920,742
Operating expenses to average net assets	1.78%	1.38%	1.28%	1.12%	1.00%	0.91%
Net investment income to average net assets	0.74%	1.09%	0.91%	1.24%	0.63%	0.32%
Portfolio turnover rate	38%	103%	82%	104%	75%	66%

*  Amount rounds to less than $0.001.

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2005 (Unaudited) (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)	Year Ended April 30, 2002	Year Ended April 30, 2001 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$7.830	$8.240	$5.340	$6.670	$5.850	$9.880
Net investment income	0.076	0.104	0.058	0.055	0.110	0.067
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.474	1.487	2.842	(1.350)	0.710	(3.041)
Total from investment operations	1.550	1.591	2.900	(1.295)	0.820	(2.974)
Less distributions:
Net investment income	0.000	(0.118)	0.000	(0.035)	0.000	(0.101)
Net realized gains	0.000	(1.883)	0.000	0.000	0.000	(0.955)
Total distributions	0.000	(2.001)	0.000	(0.035)	0.000	(1.056)
Net asset value, end of period	$9.380	$7.830	$8.240	$5.340	$6.670	$5.850

TOTAL INVESTMENT RETURN (1)	17.61%	18.41%	54.31%	(19.39)%	14.02%	(30.34)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$361,032,144	$312,918,246	$461,142,097	$326,580,104	$468,682,829	$115,974,462
Operating expenses to average net assets	1.11%	1.16%	1.10%	1.13%	1.08%	1.05%
Net investment income to average net assets	1.64%	1.25%	0.78%	0.99%	1.03%	0.86%
Portfolio turnover rate	54%	93%	107%	139%	149%	195%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2005 (Unaudited) (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)	Year Ended April 30, 2002 (2)	Year Ended April 30, 2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$12.650	$12.740	$6.830	$7.940	$9.260	$14.650
Net investment loss	(0.036)	(0.046)	(0.038)	(0.021)	(0.052)	(0.016)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.326	0.471	6.034	(1.089)	(1.123)	(3.645)
Total from investment operations	2.290	0.425	5.996	(1.110)	(1.175)	(3.661)
Less distributions:
Net investment income	0.000	(0.515)	(0.086)	0.000	(0.031)	0.000
Net realized gains	0.000	0.000	0.000	0.000	(0.114)	(1.729)
Total distributions	0.000	(0.515)	(0.086)	0.000	(0.145)	(1.729)
Net asset value, end of period	$14.940	$12.650	$12.740	$6.830	$7.940	$9.260

TOTAL INVESTMENT RETURN (1)	15.93%	3.33%	87.99%	(13.98)%	(12.54)%	(24.96)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$90,252,547	$76,572,693	$112,026,337	$80,167,912	$74,107,271	$129,920,151
Operating expenses to average net assets	1.41%	1.32%	1.30%	1.31%	1.31%	1.23%
Net investment loss to average net assets	(0.54)%	(0.37)%	(0.39)%	(0.29)%	(0.62)%	(0.39)%
Portfolio turnover rate	38%	99%	125%	105%	82%	55%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT PAN EUROPEAN MID CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2005 (Unaudited) (3)	Year Ended April 30, 2005 (3)	Year Ended 4/30/2004 (3)	Period Ended April 30, 2003* (3)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$15.060	$15.060	$9.680	$10.000
Net investment income	0.163	0.072	0.026	0.006
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.817	2.400	5.427	(0.326)
Total from investment operations	1.980	2.472	5.453	(0.320)
Less distributions:
Net investment income	0.000	(0.049)	(0.073)	0.000
Net realized gains	0.000	(2.423)	0.000	0.000
Total distributions	0.000	(2.472)	(0.073)	0.000
Net asset value, end of period	$17.040	$15.060	$15.060	$9.680
TOTAL INVESTMENT RETURN (1)	13.15%	16.07%	56.37%	(3.20	)%(4)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$105,900,605	$93,954,059	$88,311,916	$60,447,926
Operating net expenses to average net assets (2)	1.35%	1.37%	1.38%	1.36	%(5)
Operating gross expenses to average net assets (2)	1.35%	1.37%	1.38%	1.37	%(5)
Net investment income to average net assets	1.92%	0.47%	0.20%	0.08	%(5)
Portfolio turnover rate	53%	119%	109%	149%

*  Fund commenced operations on June 6, 2002.

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  In accordance with the agreement, State Street waived the minimum requirements of its administration fees for the first six months of operations. There was no waiver after April 30, 2003.

(3)  The per share amounts were computed using an average number of shares outstanding during the period.

(4)  Periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers four funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), MCBT Japan Mid Cap Fund (the "Japan Mid Cap Fund"), and MCBT Pan European Mid Cap Fund (the "Pan European Mid Cap Fund") (each a "Fund" and collectively, the "Funds"). On April 5, 2000 and June 10, 2003, the Trust's Board of Trustees authorized the creation of the MCBT All Countries World ex U.S. Fund and the MCBT Global Equity Fund, respectively, neither of which has commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, the Japan Mid Cap Fund, and the Pan European Mid Cap Fund commenced investment operations on July 1, 1994, February 14, 1997, August 15, 1994, June 6, 2002, respectively. The Funds' Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable, quotations are not deemed by the investment manager to be representative of market value or significant events occurred after the close of the relevant market but prior to the close of markets in the United States of America are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures established by the Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. At October 31, 2005, fair valued securities in the Global Emerging Markets Fund amounted to $14,351,537, or 3.98% of its net assets.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Investment Income - Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forward").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At October 31, 2005, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

At October 31, 2005, the Global Emerging Markets Fund held equity-linked American style call warrants through Morgan Stanley & Co. ("MS&Co."), the issuer. Under the terms of the agreements, each warrant entitles the Fund to receive from MS&Co. an amount in U.S. dollars linked to the performance of specific equity shares.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknowns as this would involve future claims that may be made against the Funds that have not yet occurred.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards, redemptions in-kind, and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

Purchases and Redemptions of Fund Shares - Effective through June 27, 2000, there was a purchase premium for cash investments into the Opportunistic EAFE Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and were recorded as paid-in capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption.

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Global Emerging Markets Fund was subject to a 0.38% Contribucao Provisoria sobre Movimentacoes Financeiras (CPMF) transaction tax levied by the Brazilian government on certain foreign exchange transactions. Net realized gain (loss) from foreign currency transactions for the year ended April 30, 2005 includes $25,622 of such taxes.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

As of April 30, 2005, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2009	Expiring April 30, 2010	Expiring April 30, 2011	Expiring April 30, 2012
Opportunistic EAFE Fund	$–	$15,345,925	$3,069,185	$288,029
Global Emerging Markets Fund	–	13,362,809	–	–
Japan Mid Cap Fund	–	–	–	–
Pan European Mid Cap Fund	–	–	–	–

As of April 30, 2005, the following Funds utilized capital loss carry-forwards for U.S. federal income tax purposes:

Fund	Capital Loss Carry- Forwards Utilized
Opportunistic EAFE Fund	$5,369,558
Global Emerging Markets Fund	5,288,940
Japan Mid Cap Fund	11,533,537
Pan European Mid Cap Fund	–

As of April 30, 2005, the Fund elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Post October Currency Loss
Opportunistic EAFE Fund	$–	$26,067
Global Emerging Markets Fund	–	140,455
Japan Mid Cap Fund	–	–
Pan European Mid Cap Fund	–	–

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an Advisory Agreement with Martin Currie Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited, for each Fund. Under the Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	0.80%
Japan Mid Cap Fund	1.00%
Pan European Mid Cap Fund	1.00%

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

In addition, State Street receives $8,000 per Fund per year for performing additional services related to the preparation of the quarterly Schedule of Investments on Form N-Q. The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Trust does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the year ended October 31, 2005 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$8,584,941	$19,811,882
Global Emerging Markets Fund	186,579,204	185,293,197
Japan Mid Cap Fund	30,117,519	33,450,326
Pan European Mid Cap Fund	57,154,610	54,579,356

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 2005 were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$18,074,306	$3,051,456	$184,533	$2,866,923
Global Emerging Markets Fund	278,973,387	91,676,855	7,563,605	84,113,250
Japan Mid Cap Fund	73,325,589	16,266,775	1,266,986	14,999,789
Pan European Mid Cap Fund	89,776,278	18,752,498	2,365,206	16,387,292

The net unrealized appreciation/(depreciation) on foreign currency transactions at October 31, 2005 on a federal income tax basis for each Fund was the same as book.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of April 30, 2005 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	5	95.35%
Global Emerging Markets Fund	5	97.75
Japan Mid Cap Fund	4	93.61
Pan European Mid Cap Fund	4	92.81

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street that expired on November 4, 2005. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual commitment fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 0.75%, which is borne by each respective borrowing Fund. As of October 31, 2005, there were no outstanding borrowings. During the year ended October 31, 2005, the Funds did not have any significant borrowings or allocated fees.

NOTE H - TRANSACTIONS WITH "AFFILIATES"

The term "affiliate" includes companies in which there is a direct or indirect (a) ownership of control of, voting power over 5 percent or more of the outstanding voting shares or (b) control of, or by, or common control under, another company or persons. Transactions with affiliates by the Global Emerging Markets Fund for the semi-annual ended October 31, 2005 were as follows:

	Value at	Purchase		Sales		Value at
Affiliate	4/30/05	Cost	Shares	Cost	Shares	10/31/05
Taiwan Opportunities Fund Ltd.	$6,042,003	$–	–	$–	–	$5,366,808
The China Heartland Fund Ltd.	62,393	–	–	–	–	61,907
Total	$6,104,396	$–	–	$–	–	$5,428,715

There was no investment income earned from these securities by the Fund for the semi-annual ended October 31, 2005.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling toll-free (212) 258-1900 (Attention: Jamie Sandison); and (2) on page 9 of the Trusts' Statement of Additional Information dated August 29, 2005, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling toll-free (212) 258-1900 (Attention: Jamie Sandison); and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

Approval of Continuation of Investment Advisory Agreement

The Board of Trustees, including the Independent Trustees, at a meeting held in person in May 2005, considered the renewal of the investment advisory agreements for the each of the Funds whose semi-annual report is contained herein (the "Advisory Agreements"). In connection with its deliberations at the May meeting, the Board requested and received from the Adviser information that the Board believed to be reasonably necessary to evaluate the advisory agreement, including: (1) an advisory contract for the Funds; (2) biographies of employees primarily responsible for providing investment advisory services; (3) detailed comparative industry fee data; (4) information regarding brokerage allocation and best execution; and (5) the Adviser's code of ethics. In February 2005, in preparation for making their determinations with respect to the renewal of the investment advisory agreements, the Trustees had discussions with the portfolio managers in the Edinburgh offices of the Adviser. The Board carefully evaluated this information, and discussed their deliberations with the Funds' counsel and the Funds' officers.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable, in the best interests of shareholders and should be approved, on the basis of the following considerations, among others:

Nature, Extent and Quality of the Services to be Provided by the Adviser

The Trustees considered the nature, quality and extent of the advisory services to be provided by the adviser under each of the Advisory Agreements, and reviewed the quality of the advisory services provided by the Adviser to the Funds since their inception. They considered the investment style employed by the Adviser, the Adviser's research and analysis capabilities, the nature of the Advisor's experience and resources, the experience of relevant personnel of the Adviser and the Adviser's representations regarding staffing and the retention of personnel with relevant portfolio management experience, and the Advisor's resources, practices and procedures designed to address regulatory compliance matters, including the Advisor's brokerage allocation and best execution practices. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the overall nature, extent and quality of the services provided by the Adviser under the Advisory Agreements was reasonable.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Advisor provided information regarding the costs of services provided and the profitability of the advisory arrangements to the Advisor. The Trustees reviewed the financial statements of the Adviser and information regarding potential "fall-out" benefits to the Adviser. In that regard, the Trustees noted that a high proportion of the Funds' shareholders were also separate account clients of the Adviser. Based on their review of this

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

information, the Trustees concluded within the context of their overall conclusions regarding the Advisory Agreements that the profitability was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Adviser

The Trustees considered the investment performance of the Funds and the Adviser. In this regard the Adviser provided the Trustees with performance information showing the short-term (i.e., 1, 3 and 6 month) and long-term (i.e., 1, 3 and 5 year and since inception, as applicable) performance of the Funds. The Adviser also provided short-term and long-term Lipper rankings and performance data for each Fund's respective benchmark. In the course of reviewing performance the Trustees noted the underperformance of the MCBT Opportunistic EAFE Fund and the MCBT Global Emerging Markets Fund relative to their respective benchmarks for the periods ending March 31, 2005. Representatives of the Adviser addressed the reasons for the relative underperformance of the these Funds and the steps the Adviser proposed to take in respect thereof. At meetings with the Funds' portfolio managers held prior to the May meeting, the Trustees also considered the investment performance of the Funds and the Adviser. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that they were satisfied with the steps the Adviser is taking to maintain or improve the performance of the Funds.

Advisory Fees, Expense Ratios and Economies of Scale

The Trustees considered the contractual advisory fee rate paid by each of the Funds to the Adviser by comparing each rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Funds. The Trustees considered more generally whether the Funds were likely to benefit from any economies of scale in the management of each Fund in the event of growth in assets of such Fund. The Trustees stated that they believed that the management fees were reasonable compared to those charged to peer group funds. The Trustees also considered the fees paid by the Funds relative to those paid by other clients of the Adviser for similar investment objectives. After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the advisory fees charged to the Funds represent reasonable compensation in light of the nature and quality of the services provided by the Adviser to the Funds.

Based on its evaluation of factors that it deemed to be material, including those factors described above, the Board of Trustees, including all of the Independent Trustees, concluded that the each Fund's Advisory Agreements with the Adviser should be continued for an additional one-year period, commencing May 15, 2005.

Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement by the investment advisor. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Expenses Paid During Period* May 1, 2005 through October 31, 2005
Actual
Opportunistic EAFE Fund	$1,000.00	$1,114.30	$9.49
Global Emerging Markets Fund	1,000.00	1,176.10	6.09
Japan Mid Cap Fund	1,000.00	1,159.30	7.67
Pan European Mid Cap Fund	1,000.00	1,131.50	7.25
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,016.23	$9.05
Global Emerging Markets Fund	1,000.00	1,019.61	5.65
Japan Mid Cap Fund	1,000.00	1,018.10	7.17
Pan European Mid Cap Fund	1,000.00	1,018.40	6.87

*  Expenses are equal to the Funds' annualized expense ratio of 1.78%, 1.11%, 1.41% and 1.35%, respectively, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge by calling 1-866-480-1888.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Timothy J.D. Hall 43	Trustee and President	2000	4	Member of the main board of Martin Currie Ltd., (parent company); Director and Vice President of Martin Currie Inc. (investment adviser); Director of the following companies: Martin Currie Investment Management Ltd., (investment adviser); Martin Currie Global Investors Ltd., (investment adviser), Martin Currie Services Ltd., (investment management), Martin Currie Management Ltd., (investment management); Martin Currie Trustees Ltd., (trustee company); Moorgate Investment Management Ltd.; Edinburgh International Investment Trust Ltd.; The Western Canada Investment Company Ltd.; and Thornhill Acquisitions Ltd. Managing Director, Investment for the group of companies owned by Martin Currie Ltd. (the "Martin Currie Group") (investment adviser).	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Simon D. Eccles 70	Trustee	1994	4	Director of 10/10 Digital Ltd. (consultancy); Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Chairman of Venturi Investment Trust (closed-end fund).	None

Patrick R. Wilmerding 62	Trustee	1994	4	Self-employed investment manager; Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm); and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (1)
Ralph M. Campbell 38	Vice President and Treasurer	2005	Director of Martin Currie Ltd. and the group of companies owned by Martin Currie Ltd. Director and company secretary of Martin Currie Investment Management Ltd.; Director and company secretary of Martin Currie Trustees Ltd.; Director of Martin Currie Services Ltd.; Director and company secretary of Martin Currie Management Ltd.; President and Director of Martin Currie (Bermuda) Ltd.; Director and company secretary of Moorgate Investment Management Ltd.; Director and company secretary of Western Canada Investment Company Ltd.; Company secretary of the following companies: Martin Currie Inc.; Martin Currie Global Investors Ltd.; Edinburgh International Investment Trust Ltd.; and Scottish Unit Managers Ltd. Formerly: Director of Finance of GE Capital Auto Financing.

Keith Swinley 44	Vice President and Chief Compliance Officer	2005	Compliance officer for the group of companies owned by Martin Currie Ltd; Director of Martin Currie Investment Management Ltd.; Director and company secretary of Martin Currie Services Ltd.; and Company secretary of Martin Currie Unit Trusts Ltd.

Lorraine McFarlane 42	Clerk	2002	Senior Compliance Analyst, Martin Currie Investment Management Ltd. (investment management).

(1)  Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.

(2)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Timothy J.D. Hall, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Keith Swinley, Vice President and Chief Compliance Officer

Lorraine McFarlane, Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland
011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the SEC

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933. Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

(a)                       As of October 31, 2005, the registrant has adopted a code ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)                      Not applicable.

(c)                       The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)                      The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period.

(e)                       Not applicable.

(f)                         The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant.  The Trustees of the registrant who are “independent,” as such term is defined in Item 3(a)(2) of this Form N-CSR (the “Independent Trustees”), review the arrangements for and the results of the annual audit and discuss with the registrant’s independent auditors matters relating to the registrant’s financial statements.  The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002).  The registrant’s Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board’s audit oversight functions and duties.  In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to “accredited investors”).

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act)  that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Timothy J.D. Hall
Name:	Timothy J.D. Hall
Title:	President
Date:	January 3, 2006

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 3, 2006	By:	/s/ Timothy J.D. Hall
	Name:	Timothy J.D. Hall
	Title:	President

Date: January 9, 2006	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

11(a)(1)	Code of Ethics.
11(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.
11(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.